EXHIBIT 10.2

Replacement  Class  A  Common  Stock  Purchase  Warrant  No.  1

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO AVENTURA HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

     Right to Purchase 2,351,339,181 shares of Common Stock of Aventura Holdings, Inc. (subject to adjustment as provided herein)

             REPLACEMENT CLASS A COMMON STOCK PURCHASE WARRANT NO. 1
No.  2006-002                                       Issue  Date: October 1, 2006

     WHEREAS, on May 16, 2006, Aventura Holdings, Inc., a Florida corporation (the "Company"), issued a certain Class A Common Stock Purchase Warrant (the "Original Warrant") to Horvath Holdings, LLC, a Michigan limited liability company (the "Holder"), pursuant to which the Holder was granted the right, subject to the terms set forth in the Original Warrant, to purchase a certain number of shares of Common Stock of the Company, and

WHEREAS, the Original Warrant is exercisable in part by the Holder by delivery of the following to the Company: (a) written notice of such partial exercise,
(b) the Original Warrant, (c) a completed Form of Subscription (as described below) and (d) complete payment of the Purchase Price (as described below) for the shares of Common Stock of the Company to be acquired by the Holder pursuant to such partial exercise, and

     WHEREAS, the Holder has delivered to the Company all documents that are necessary to consummate a partial exercise of the Original Warrant for an additional two hundred million (200,000,000) shares of Common Stock of the Company, in exchange for an assignment to the Company of three hundred (300) shares of common stock in Ohio Funding Group, Inc., a Michigan corporation
("Ohio  Funding"),  and

     WHEREAS, pursuant to the Section 1.3 of the Original Warrant, the Company is obligated, upon such partial exercise by the Holder, to issue a replacement warrant of like tenor (this "Replacement Warrant") covering the remaining balance of shares of Common Stock issuable to the Holder under the Original Warrant,

     THEREFORE,  the  undersigned  parties  agree  as  follows:

The Company hereby certifies that, for value received, the Holder, is entitled, subject to the terms set forth below, to purchase from the Company at any time and from time to time after the Issue Date set forth above ("Issue Date"), until 5:00 p.m., E.S.T on May 16, 2007 (the "Expiration Date"), the greater of: (a)
                                                                -----------
2,351,339,181 shares of fully paid and nonassessable shares of the Common Stock of the Company, or (b) that number of shares of Common Stock of the Company as shall be required for the Holder to obtain, when combined with other shares of Common Stock of the Company then cumulatively held by the Holder, at least fifty-one (51%) of the total fully-diluted (after giving effect to the full exercise of all outstanding options, warrants and convertible securities) shares of Common Stock outstanding of the

Company on the date this Replacement Warrant is fully exercised by Holder (in either case, the "Number of Shares Offered"), at a per share purchase price equal to "Fair Market Value," (as defined in Section 1.4 below). The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement dated as of May 16, 2006, entered into by and among the Company, Melissa Apple, as Trustee for the Maria Lopez Irrevocable Trust UTD March 29, 2004, Ohio Funding Group, Inc., a Michigan corporation ("Ohio Funding") and the Holder, or, as applicable, in that certain Securities Purchase Agreement dated as of October 1, 2006, entered into by and among the Company, Ohio Funding and the Holder (as applicable, the "Securities Purchase Agreement").

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term "Company" shall include Aventura Holdings, Inc. and any corporation or legal entity which, with the Holder's prior written consent, shall succeed to and assume the obligations of Aventura Holdings, Inc. hereunder.

(b) The term "Common Stock" includes (a) the Company's Common Stock, $.0001 par value per share, as authorized on the Issue Date, and (b) any Other
Securities into which or for which any of the securities described in this Replacement Warrant (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c)     The  term  "Other  Securities"  refers  to  any stock (other than Common
Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of this Replacement Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Replacement Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

1.     Exercise  of  Warrant.
       ---------------------

     1.1.     Number of Shares Issuable upon Exercise.  From and after the Issue
              ---------------------------------------
Date through and including the Expiration Date ("Exercise Period"), the Holder hereof shall be entitled to receive, upon exercise of this Replacement Warrant pursuant to notice given by the Holder prior to the Expiration Date, in whole in accordance with the terms of subsection 1.2 or upon exercise of this Replacement Warrant in part in accordance with subsection 1.3, the number of shares of Common Stock of the Company up to the Number of Shares Offered identified in the notice of exercise by the Holder, subject to increase pursuant to Section 3.5 and subject to adjustment pursuant to further Section 4.

1.2.     Full  Exercise.  This Replacement Warrant may be exercised in full upon
         --------------
written notice by the Holder to the Company hereof and by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the Original Warrant within thirty (30) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment in the amount obtained by multiplying the number of shares of Common Stock for which this Replacement Warrant is then exercisable by the Purchase Price then in effect.

1.3.     Partial  Exercise.  This  Replacement  Warrant may be exercised in part
         -----------------
(but not for a fractional share) upon written notice by the Holder to the Company and by surrender of this

Replacement Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such warrant may still be exercised. For the purposes of the Securities Purchase Agreement and any ancillary documentation, including, but not limited to, the Registration Rights Agreement (described below in Section 9 hereof), any references to the Original Warrant shall include this Replacement Warrant and any subsequent replacement warrants issued in connection herewith.

1.4.     Fair  Market  Value. Fair Market Value of a share of Common Stock shall
         -------------------
mean that price being the average of the closing bid and ask prices on February 15, 2006 (the date on which the parties established the terms of the transaction of which delivery of the Original Warrant was a component) agreed to be $.0005.

1.5.     Company  Acknowledgment.  The Company will, at the time of the exercise
         -----------------------
of this Replacement Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Replacement Warrant and the Securities Purchase Agreement. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

1.6.     Trustee  for Warrant Holders. In the event that a bank or trust company
         ----------------------------
shall have been appointed as trustee for the Holder of this Replacement Warrant pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Replacement Warrant pursuant to this Section 1.6.

     1.7     Delivery  of  Stock  Certificates,  etc.  on  Exercise. The Company
             ------------------------------------------------------
agrees that the shares of Common Stock purchased upon exercise of this Replacement Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Replacement Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Replacement Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

     1.8     Termination  upon  Holders'  Majority Position.  The rights granted
             ----------------------------------------------
hereunder are based upon a negotiated right of the Holder to acquire, through the purchase of Common Stock, a majority of the Common Stock of the Company. The calculations and Number of Shares Offered are predicated upon the Holder acquiring such majority. In the event, at any time, through exercise of this Replacement Warrant or otherwise, including but not limited to the acquisition of Common Stock from any other source or the cancellation of shares of Common Stock held by any parties other than the Holder, the Holder shall hold, in their name, in the name of affiliates or in the name of any successor or assignee of any of the Holder, a majority of the shares of Common Stock then outstanding, this Replacement Warrant shall immediately terminate and be of no further force or effect and, by notice from the Company to the Holder then known to the Company, shall be declared null and void. No additional consideration shall be paid upon the cancellation or termination of this Replacement Warrant.

     1.9     Effect  on  Original  Warrant.  The  parties  acknowledge  that the
             -----------------------------
Original Warrant is hereby superseded in all significant respects, provided, however, that Sections 10 and 11 of the Original Warrant (pertaining to certain agreements with the Maria Lopez Irrevocable Trust UTD March 29, 2004), shall be unaffected by this partial exercise and the surrender of the Original Warrant and shall instead remain in full force and effect.

2.     Cashless Exercise.  This Replacement Warrant may be exercised in whole or
       -----------------
in part for non-cash consideration as mutually agreed upon by the Holder and the Company.

3.     Adjustment  for  Reorganization,  Consolidation,  Merger,  etc.
       ---------------------------------------------------------------

3.1.     Reorganization,  Consolidation,  Merger,  etc.  In  case at any time or
         ---------------------------------------------
from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Replacement Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Replacement Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

3.2.     Dissolution.  In  the event of any dissolution of the Company following
         -----------
the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of this Replacement Warrant after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a "Trustee") having its principal office in Dade County, Florida, as trustee for the Holder of this Replacement Warrant.

3.3.     Continuation  of Terms.  Upon any reorganization, consolidation, merger
         ----------------------
or  transfer  (and  any  dissolution following any transfer) referred to in this
Section 3, this Replacement Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Replacement Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Replacement Warrant as provided in Section 4. In the event this Replacement Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of this Replacement Warrant be delivered to the Trustee as contemplated by Section 3.2.

3.4     Share  Issuance.  Until  the Expiration Date, if the Company shall issue
        ---------------
any Common Stock except for the permitted Issuances (as defined in the Securities Purchase Agreement), prior to the complete exercise of this Replacement Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced on a "full ratchet", dollar for dollar basis to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. The reduction of the Purchase Price described in this Section 3.4 is in addition to the other rights of the Holder described herein and the Securities Purchase Agreement.

3.5     Right  of  First Refusal.  In the event that the Company desires to sell
        ------------------------
any of its Common Stock for any consideration to any parties other than the Holder (collectively, "Third Party Offerees"), the Company shall first give the Holder written notice of such sale at least fifteen (15) days prior to the date for delivery for such shares of Common Stock being offered and the Holder shall have the right to purchase such shares of Common Stock then offered at the lower of the Purchase Price or the price offered to such Third Party Offerees, which purchase shall be in the same manner, as to payment and other terms, as were offered to such Third Party Offerees. Any such purchase by the Holder shall not be considered an exercise of this Replacement Warrant in whole or in part and shall be considered a separate right granted by the Company to the Holder hereunder in effect during the Exercise Period. In the event that the Holder does not exercise the right of first refusal specified herein, the Number of Shares Offered shall be automatically increased, without payment of additional consideration by the Holder, by the number of shares sold to such Third Party Offerees.

4.     Extraordinary  Events  Regarding  Common  Stock.  In  the  event that the
       -----------------------------------------------
Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Replacement Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

5.     Certificate  as  to  Adjustments.  In  each  case  of  any  adjustment or
       --------------------------------
readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Replacement Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of this Replacement Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Replacement Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Replacement Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of this Replacement Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

6.     Reservation  of  Stock, etc. Issuable on Exercise of Replacement Warrant;
       -------------------------------------------------------------------------
Financial  Statements.   The  Company  will  at  all  times  reserve  and  keep
 --------------------
available, solely for issuance and delivery on the exercise of this Replacement Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Replacement Warrant. This Replacement Warrant entitles the Holder hereof to receive copies of all financial and other information distributed or required to be distributed to the shareholders of the Company.

7.     Assignment;  Exchange of Replacement Warrant.  Subject to compliance with
       --------------------------------------------
applicable securities laws, this Replacement Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Replacement Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor
Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Replacement Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new warrant or warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of this Replacement Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of this Replacement Warrant.

8.     Replacement  of  Warrant.  On receipt of evidence reasonably satisfactory
       ------------------------
to the Company of the loss, theft, destruction or mutilation of this Replacement Warrant and, in the case of any such loss, theft or destruction of this Replacement Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Replacement Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new warrant of like tenor.

9.     Registration  Rights.  As  further inducement to the Holder to accept the
       --------------------
Original Warrant, the Holder has been granted certain registration rights by the Company with respect to all shares of Common Stock to be acquired by the Holder pursuant to the exercise of the Original Warrant and the transactions contemplated by the Securities Purchase Agreement. These registration rights are set forth in the Registration Rights Agreement executed as of even date with the Original Warrant. The terms of the Registration Rights Agreement are incorporated herein by this reference and shall apply to any shares of Common Stock issued pursuant to the Original Warrant, this Replacement Warrant and any subsequent replacement warrant issued in connection herewith.

10.     Board  Seat  Designation Rights.  On the Issue Date, the Holder shall be
        -------------------------------
granted one (1) additional Board seat designation right with respect to the Board of Directors of the Company. In conjunction with each exercise of this Replacement Warrant following the Issue Date, the Holder shall be granted one
(1) additional Board seat designation right up to a maximum of four (4) Board seat designations upon tender, in exercise of the Replacement Warrant, of a controlling equity position in a legal entity controlled by the Holder. As permitted by applicable law, each Board seat designation right will also include the right to nominate "disinterested directors". The Company also agrees that, at no time prior to the expiration of the Exercise Period shall the total number of directors of Aventura exceed seven (7).

11.     Warrant Agent.  The Company may, by written notice to the Holder of this
        -------------
Replacement Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Replacement Warrant pursuant to Section 1, exchanging this Replacement Warrant pursuant to
Section 7, and replacing this Replacement Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

12.     Transfer  on  the  Company's  Books.  Until  this Replacement Warrant is
        -----------------------------------
transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

13.     Notices.   All  notices,  demands,  requests,  consents,  approvals, and
        -------
other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company to: Aventura Holdings, Inc., 2650 Biscayne Boulevard, First Floor, Miami, Florida 33137, and (ii) if to the Holder, to the address and telecopier number listed on the Schedule A attached to this Replacement Warrant.

14.     Specific  Performance.  The  Company  acknowledges  and  agrees that the
        ---------------------
Holder will be irreparably harmed and there will be no adequate remedy at law for a breach of this Replacement Warrant by the Company. Therefore, the Company agrees that, in addition to any other remedies which may be available to the Holder following such breach, the Holder shall have the right to enforce the covenants and agreements contained in this Replacement Warrant by specific performance, injunctive relief or by any means available to the Holder at law or in equity.

15.     Miscellaneous.  This  Replacement  Warrant  and  any  term hereof may be
        -------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Replacement Warrant shall be construed and enforced in accordance with and governed by the laws of Florida. Any dispute relating to this Replacement Warrant shall be adjudicated in Dade County in the State of Florida. The headings in this Replacement Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Company has executed this Replacement Warrant as of the date first written above.

                            AVENTURA HOLDINGS, INC.

     By: /s/  Craig  A.  Waltzer
         -----------------------
         Craig  A.  Waltzer

     Its:  President

                                    EXHIBIT A

                              FORM OF SUBSCRIPTION
             (to be signed only on exercise of Replacement Warrant)
TO:  Aventura  Holdings,  Inc.
The undersigned Holder, pursuant to the provisions set forth in the attached Replacement Warrant (No. 2006-002), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Replacement Warrant.

The undersigned herewith makes payment of the Purchase Price for such shares as provided for in such Replacement Warrant in an aggregate amount and agreed value of $________________. Such payment shall be made pursuant to a Securities Purchase Agreement (or similar business acquisition agreement) executed and delivered by the Holder and the Company on the date of settlement of this subscription.

The undersigned Holder requests that the certificates for such shares be issued in the name of, and delivered to
_____________________________________________________  whose  address  is
_____________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Replacement Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.


     (Signature must conform to name of Holder as specified on the face of this Replacement Warrant)

Dated:___________________     (Address)

                                    EXHIBIT B


                         FORM OF TRANSFEROR ENDORSEMENT
             (To be signed only on transfer of Replacement Warrant)
     For value received, the undersigned Holder hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the rights represented by the within Replacement Warrant to purchase the percentage and number of shares of Common Stock of Aventura Holdings, Inc. to which the within Replacement Warrant relates specified under the headings "Percentage Transferred" and/or "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints _______________ attorney-in-fact to transfer its respective right on the books of Aventura Holdings, Inc. with full power of substitution in the premises.


Transferees     Percentage  Transferred     Number  Transferred
-----------     -----------------------     -------------------





Dated:  ______________,  ___________



Signed  in  the  presence  of:

     (Signature must conform to name of Holder as specified on the face of this Replacement Warrant)


(Name)


ACCEPTED  AND  AGREED:
[TRANSFEREE]

(address)


(Name)
(address)